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                                                                       Exhibit 1

                                5,600,000 SHARES

                        COMMERCIAL NET LEASE REALTY, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                   July 25, 2003

Citigroup Global Markets Inc.
Wachovia Capital Markets, LLC
As Representatives of the several Underwriters

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY  10013

Ladies and Gentlemen:

         Commercial Net Lease Realty, Inc., a Maryland corporation (the "Company"), proposes to issue and sell an aggregate of [5,600,000] shares (the "Firm Securities") of its common stock, $0.01 par value per share (the "Common Stock"), to the several Underwriters named in Schedule I hereto (the "Underwriters"). The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 2 hereof, up to an additional [840,000] shares (the "Additional Securities") of Common Stock. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the "Securities."

         The Company wishes to confirm as follows its agreement with the several Underwriters in connection with the several purchases of the Securities by the Underwriters.

         1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (file number 333-105635) under the Act ("Registration Statement 333-105635") and a post-effective amendment number 1 to Registration Statement Number 333-53796 ("Registration Statement 333-53796," and together with Registration Statement 333-5105635, the "Registration Statement"), which Registration Statement included a combined prospectus dated June 5, 2003 relating to an aggregate of $600,000,000 of the Company's securities (as described therein, including the Company's Common Stock), and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a supplement to the prospectus included in such Registration Statement (the "Prospectus Supplement") specifically relating to the Securities and the plan of distribution thereof pursuant to Rule 424 under the Act. The Registration Statement was declared effective on June 5, 2003. As of the date hereof an



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aggregate of no securities have been sold under the Registration Statement. The term "Registration Statement" as used in this Agreement means the registration statement (including all financial schedules and exhibits), as amended to the date of this Agreement. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed and must be declared effective before the offering of the Securities may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment. The term "Basic Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement. The term "Prospectus" means the Basic Prospectus, as amended or supplemented by the Prospectus Supplement. If applicable, the term "Preliminary Prospectus" as used in this Agreement means a prospectus supplement, subject to completion, that specifically relates to the Securities and which has heretofore been filed with the Commission, together with the Basic Prospectus. If the Company has filed an abbreviated registration statement to register Securities pursuant to Rule 462(b) under the Act (including the exhibits thereto, the "Rule 462(b) Registration Statement"), then any reference herein to the Registration Statement shall also be deemed to include such Rule 462(b) Registration Statement. Any reference in this Agreement to the registration statement, the Registration Statement, the Basic Prospectus, the Preliminary Prospectus, if any, or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, and any reference to any amendment or supplement to the registration statement, the Registration Statement, the Basic Prospectus, the Preliminary Prospectus, if any, or the Prospectus shall be deemed to refer to and include any documents filed by the Company with the Commission after the date of the Basic Prospectus under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which are incorporated by reference in the registration statement, the Registration Statement, the Basic Prospectus, the Preliminary Prospectus, if any, the Prospectus, or any amendment or supplement thereto.

         2. Agreement to Sell and Purchase. (a) The Company hereby agrees, subject to all of the terms and conditions set forth herein, to issue and sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $18.00 per share; the number of Firm Securities set forth opposite the name of such Underwriter in
Schedule I hereto (or such number of Firm Securities increased as set forth in Section 10 hereof).

            (b) The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of this Agreement (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading) (the "Option Period"), up to an aggregate of [840,000] Additional Securities. Additional Securities purchased pursuant to the over-allotment option shall be purchased from the Company at the purchase price per share set




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forth in Section 2(a) above less an amount per share equal to any dividends or distributions per common share payable on the Firm Securities during the Option Period, provided however, to the extent any such dividends or distributions are payable on any Additional Securities, such Additional Securities purchased pursuant to the over-allotment option shall be purchased from the Company at the purchase price per share set forth in Section 2(a). Additional Securities may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Securities (subject to such adjustments as the Underwriters may determine in order to avoid fractional shares) which bears the same proportion to the number of Additional Securities to be purchased by the Underwriters as the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Securities increased as set forth in Section 10 hereof) bears to the aggregate number of Firm Shares.

         3. Offering by Underwriters. The Company has been advised by Citigroup Global Markets Inc. that the Underwriters propose to make a public offering of their respective portions of the Securities as soon after this Agreement has become effective as in their judgment is advisable and initially to offer the Securities upon the terms set forth in the Prospectus.

         4. Delivery of the Securities and Payment Therefor. Delivery of and payment for the Firm Securities and the Additional Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date shall be made at 10:00 AM, New York City time, on July 30, 2003, or at such time on such later date not more than three Business Days after the foregoing date as the Underwriters shall designate, which date and time may be postponed by mutual written agreement of the Underwriters and the Company or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made for the respective accounts of the several Underwriters, against payment by the several Underwriters of the purchase price thereof, to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Firm Securities and the Additional Securities shall be made through the facilities of The Depository Trust Company unless the Underwriters shall otherwise instruct the Company in writing.

            If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Additional Securities (at the expense of the Company) to the Underwriters, at 388 Greenwich Street, New York, New York, on the date specified by the Underwriters (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. If settlement for the Additional Securities occurs after the Closing Date, the Company will deliver to the Underwriters on the settlement date for the Additional Securities, and the obligation of the Underwriters to purchase the Additional Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 8 hereof.




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         5. Agreements of the Company. The Company agrees with the several
Underwriters as follows:


            (a) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the registration statement to be declared effective before the offering of the Securities may commence, the Company will use its best efforts to cause such post-effective amendment to become effective as soon as possible and will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing, immediately after such post-effective amendment has become effective.

            (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will: (1) notify the Underwriters of such event; (2) prepare, and file with the Commission, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented Prospectus to the Underwriters in such quantities as they may reasonably request.

            (c) The Company will advise the Underwriters promptly and, if requested by the Underwriters, will confirm such advice in writing: (i) of any review, issuance of comments, or request by the Commission or its staff on or for an amendment of or a supplement to the Registration Statement, the Preliminary Prospectus, if any, or the Prospectus or for additional information regarding the Company, its affiliates or their filings with the Commission, whether or not such filings are incorporated by reference into the Registration Statement, the Preliminary Prospectus, if any, or the Prospectus; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in the first sentence in subsection (f) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which results in any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) being untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

            (d) The Company will furnish to the Underwriters and counsel to the Underwriters, without charge: (i) ten signed copies of the registration statement and any Rule 462(b) Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits to the registration statement and Rule




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462(b) Registration Statement; (ii) such number of conformed copies of the registration statement as originally filed and of each amendment thereto, but without exhibits, as the Underwriters may request; (iii) such number of copies of the Incorporated Documents, without exhibits, as the Underwriters may request; and (iv) ten copies of the exhibits to the Incorporated Documents. The Company will pay all of the expenses of printing or other production of all documents relating to the offering.

            (e) The Company will not file any amendment to the Registration Statement (including any filing under Rule 462(b)) or make any amendment or supplement to the Prospectus or, prior to the end of the period of time referred to in the first sentence in subsection (f) below, file any document which upon filing becomes an Incorporated Document, of which the Underwriters shall not previously have been advised or to which, after the Underwriters shall have received a copy of the document proposed to be filed, the Underwriters shall reasonably object; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

            (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer, the Company will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Underwriters may request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or blue sky laws of the jurisdictions in which the Securities are offered by the several Underwriters and by all dealers to whom Securities may be sold, both in connection with the offering and sale of the Securities and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If during such period of time: (i) any event shall occur that in the judgment of the Company, or in the opinion of counsel for the Underwriters, is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; or (ii) if it is necessary to supplement or amend the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) in order to comply with the Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (e) above, file with the Commission an appropriate supplement or amendment thereto (or to such document), and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof. In the event that the Company and the Underwriters agree that the Prospectus should be amended or supplemented, the Company, if requested by the Underwriters, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

            (g) The Company will: (i) cooperate with the Underwriters and with counsel for the Underwriters in connection with the registration or qualification of the Securities for offering and sale by the several Underwriters and by dealers under the securities or blue sky laws of such jurisdictions as the Underwriters may designate; (ii) maintain such qualifications in effect so long as required for the distribution of the Securities; (iii) pay any fee of the National




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Association of Securities Dealers, Inc., in connection with its review of the offering; and (iv) file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

            (h) The Company will make generally available to its security holders and to the Underwriters a consolidated earnings statement, which need not be audited, covering a 12-month period commencing after the effective date of this Agreement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (i) During the period commencing on the date hereof and ending on the date occurring three years hereafter, the Company will furnish to the
Underwriters: (i) as soon as available, if requested, a copy of each report of the Company mailed to stockholders or filed with the Commission; and (ii) from time to time such other information concerning the Company as the Underwriters may request.

            (j) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof, or if this Agreement shall be terminated by the Underwriters because of any inability, failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company shall reimburse the Underwriters severally through Citigroup Global Markets Inc. for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) incurred by the Underwriters in connection herewith.

            (k) The Company will apply the net proceeds from the sale of the Securities substantially in accordance with the description set forth in the Prospectus.

            (l) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise the Underwriters of the time and manner of such filing.

            (m) Except as provided in this Agreement, the Company will not sell, contract to sell or otherwise dispose of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or grant any options or warrants to purchase Common Stock, for a period of 90 days after the date of the Prospectus, without the prior written consent of Citigroup Global Markets Inc., except that the Company may (i) issue shares of its Common Stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date of the Prospectus of which the Underwriters have been advised in writing and to which Citigroup Global Markets Inc. has consented;
(ii) the issuance of grant of shares of Common Stock or options or rights to purchase shares of Common Stock pursuant to the Company's benefit and compensation plans existing on the date of the Prospectus and in amounts and on terms historically consistent with such plans; and (iii) the issuance of shares of




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Common Stock in connection with the Company's Dividend Reinvestment Plan existing on the date of the Prospectus.

            (n) The Company has furnished to the Underwriters "lock-up" letters signed by the individuals listed on Schedule II and substantially in the form attached as Exhibit A to Schedule II hereto.

            (o) The Company has not taken, nor will it take, directly or indirectly, any action designed to, or that might reasonably be expected to cause or result in under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (p) The Company will comply and will use its best efforts to cause the Properties and the tenants to comply in all material respects with all applicable Environmental Laws (as hereinafter defined).

            (q) The Company will use its best efforts to have the shares of Common Stock which it agrees to sell under this Agreement listed, subject to notice of issuance, on the New York Stock Exchange on or before the Closing Date.

            (r) The Company will use its best efforts to continue to qualify as a real estate investment trust (a "REIT") under the Internal Revenue Code of 1986, as amended (the "Code"), and to continue to have each of its corporate subsidiaries (other than its taxable REIT subsidiary) comply with all applicable laws and regulations necessary to maintain a status as a "qualified REIT subsidiary" under the Code.

            (s) The Company will use all reasonable best efforts to do or perform all things required to be done or performed by the Company prior to the Closing Date to satisfy all conditions precedent to the delivery of the Securities pursuant to this Agreement. The Company will use all reasonable best efforts to do or perform all things required, to be done or performed by the Company under the WorldCom Agreements (as defined below).

            (t) The Company will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any debt securities issued or guaranteed by the Company (other than the Securities) or publicly announce an intention to effect any such transaction, until the Closing Date.

            (u) The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and to use its best efforts to cause the Company's directors




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and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

         6. Representations and Warranties of the Company. The Company hereby represents and warrants to each Underwriter:

            (a) The Basic Prospectus and each Preliminary Prospectus, if any, included as part of the registration statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the provisions of the Act.

            (b) The Company and the transactions contemplated by this Agreement meet all of the requirements for using Form S-3 under the Act. The Registration Statement has become effective for the registration under the Act of the Securities. No stop order suspending the effectiveness of the Registration Statement is in effect, and, to the best of the Company's knowledge, no proceedings for such purpose are pending before or threatened by the Commission. The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with such Rule. The registration statement, in the form in which it became effective, and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus and any supplement or amendment thereto, each when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act, and the Exchange Act and did not and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading. The representation and warranty contained in this Section 6(b) does not apply to statements in or omissions from the registration statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter expressly for use therein.

            (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder. No such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

            (d) All the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; the Securities have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; and the capital stock of the Company conforms to the description thereof in the registration statement and the Prospectus.




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            (e) Each of the Company and each of its subsidiaries is a
corporation, partnership or trust, as applicable, duly organized, validly existing and in good standing under the laws of the state of its formation, as set forth on Schedule III hereto, with full corporate, partnership or trust power, as applicable, and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and each is duly registered and qualified to conduct its business, and is in good standing, in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries. Neither the Company nor any of its subsidiaries does any business in Cuba.

            (f) The Company has no subsidiary or subsidiaries other than as set forth on Schedule III hereto and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business association (other than the general partner interest of Net Lease Realty III, Inc. in Net Lease Institutional Funding, L.P.). The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned legally and beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

            (g) There are no legal or governmental actions, suits or proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries, or to which the Company or any properties of the Company or any of its subsidiaries is subject, that (A) are required to be described in the Registration Statement or the Prospectus but are not described as required; (B) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby; or (C) could reasonably be expected to have a material adverse effect on the condition (financial or other), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto). There are no statutes, regulations, capital expenditures, off-balance sheet transactions, contingencies or agreements, contracts, indentures, leases or other instruments or documents of a character that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as an exhibit to the Registration Statement or any Incorporated Document that are not described, filed or incorporated as required by the Act or the Exchange Act. The statements in the Prospectus under the heading "Federal Income Tax Considerations" and in the Prospectus Supplement under the heading "Certain Additional Federal Income Tax Considerations" fairly summarize the matters therein described.

            (h) Neither the Company nor any of its subsidiaries is: (A) in violation of (i) its respective articles of incorporation or by-laws, (ii) any law, ordinance, administrative or governmental rule or regulation applicable to the Company or its subsidiaries, which violation would have a material adverse effect on the Company and its subsidiaries, or (iii) any decree of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries; or (B) in default in any material respect in the performance of any obligation, agreement, condition, or covenant (financial or otherwise) contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or

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other instrument to which the Company or any of its subsidiaries is a party or by which the Company or its subsidiaries or any of their respective properties may be bound, and no such default is reasonably foreseeable.

            (i) (A) As of the date of this Agreement, the Company owned 350 Properties (as defined in the Prospectus). To the best of the Company's knowledge, neither the Company nor any of its subsidiaries is in violation of any municipal, state or federal law, rule or regulation concerning any of the Properties, which violation would have a material adverse effect on the Company and/or its subsidiaries; (B) to the best of the Company's knowledge, each of the Properties complies with all applicable zoning laws, ordinances and regulations in all material respects and, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of such properties and will not result in a forfeiture or reversion of title thereof; (C) neither the Company nor any of its subsidiaries has received from any governmental authority any written notice of any condemnation of, or zoning change affecting any of, the Properties, and the Company does not know of any such condemnation or zoning change which is threatened and which if consummated would have a material adverse effect on the Company or any of such properties; (D) the leases under which the Company leases the Properties as lessor (the "Leases") are in full force and effect and have been entered into in the ordinary course of business of the Company; (E) the Company and each of its subsidiaries has complied with its respective obligations under the Leases in all material respects and the Company does not know of any default by any other party to the Leases which, alone or together with other such defaults, would have a material adverse effect on the Company or its subsidiaries or any of the properties subject to a Lease; and (F) all liens, charges, encumbrances, claims or restrictions on or affecting the properties and assets (including the Properties) of the Company and its subsidiaries that are required to be disclosed in the Prospectus are disclosed therein.

            (j) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby (including the application of the proceeds from the sale of the Securities): (A) requires any consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Securities under the Act and compliance with the securities or blue sky laws of various jurisdictions), or conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under, the articles of incorporation or by-laws of the Company or any of its subsidiaries; or (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any properties of the Company or any of its subsidiaries may be bound, or violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any of its subsidiaries or any properties of the Company or any of its subsidiaries, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound, or to which any property or assets of the Company or any of its subsidiaries is subject.

            (k) To the Company's knowledge, the accountants, KPMG LLP, who have certified or shall certify the financial statements and schedules included or incorporated by reference in the Registration Statement and the Prospectus (or any amendment or supplement thereto), are independent public accountants with respect to the Company as required by the Act and the applicable published rules and regulations thereunder.

            (l) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly in all material respects the financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement and the Incorporated Documents at the respective dates or for the respective periods to which they apply. Such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein. The other financial and statistical information and data included or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries. The pro forma financial statements and other pro forma financial information included, or incorporated by reference in, the Registration Statement and the Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Prospectus and the Registration Statement. The pro forma financial statements included in the Prospectus and the Registration Statement comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

            (m) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except only to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws.

            (n) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any of its subsidiaries has incurred any liability or obligation (financial or other), direct or contingent, or entered into any transaction (including any off-balance sheet activities or transactions), not in the ordinary course of business, that is material to the Company and its subsidiaries, and there has not been any change in the capital stock, or material increase in the short-term debt or long-term debt (including any off-balance sheet activities or transactions), of either the Company or its subsidiaries, or any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of either the Company or its subsidiaries.

            (o) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto) the Company and each of its subsidiaries has good and marketable title to all property (real and personal) described in the Prospectus as being owned by each of them (including the Properties), free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus, or in any document filed as an exhibit to the Registration Statement, and each property described in the Prospectus as being held under lease by the Company or any of its subsidiaries is held by it under a valid, subsisting and enforceable lease.

            (p) The Company has not distributed and, prior to the later to occur of (x) the Closing Date and (y) completion of the distribution of the Securities, will not distribute, any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Act. The Company has not, directly or indirectly: (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities; or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

            (q) The Company and each of its subsidiaries possess all certificates, permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits") as are necessary to own their respective properties and to conduct their respective businesses in the manner described in the Prospectus, where such failure to possess could have a material adverse effect on the Company and its subsidiaries, subject to such qualifications as may be set forth in the Prospectus. The Company and each of its subsidiaries has fulfilled and performed all of their respective material obligations with respect to such permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or which would result in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus. Except as described in the Prospectus, none of the permits contains any restriction that is materially burdensome to the Company and/or its subsidiaries. Except as described in the Prospectus, exclusive of any supplement thereto, neither the revocation or modification of any permit singly or in the aggregate, nor the announcement of an unfavorable decision, ruling or finding with respect to any permit, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole.

            (r) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that:
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to the financial and corporate books and records and assets is permitted only in accordance with management's general or specific authorization; (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) management is made aware of the nature and significance of all transactions that are not reflected in the Company's financial statements.

            (s) There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

            (t) To the Company's knowledge, neither the Company and its subsidiaries nor any employee or agent of the Company and its subsidiaries has made any payment of funds of the Company or its subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

            (u) No labor problem or dispute with the employees of the Company and/or any of its subsidiaries or any of the Company's or its subsidiaries' principal suppliers, contractors or customers, exists, is threatened or imminent that could result in a material adverse change in the condition (financial or other), business, net worth or results of operations of the Company and/or its subsidiaries. To the Company's knowledge, no labor problem or dispute with the Company's or its subsidiaries' tenants exists, is threatened or imminent that could result in a material adverse change in the condition (financial or other), business, net worth or results of operations of the Company and/or its subsidiaries.

            (v) The Company has filed all foreign, federal, state and local tax returns that are required to be filed, which returns are complete and correct, or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in the Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in the Prospectus (exclusive of any supplement thereto).

            (w) No holder of any security of the Company has any right to require registration of Common Stock or any other security of the Company because of the filing of the registration statement or consummation of the transactions contemplated by this Agreement, which right has not been waived in connection with the transactions contemplated by this Agreement.

            (x) The Company and its subsidiaries own or possess all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as being owned by them or necessary for the conduct of their respective businesses. The Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing.

            (y) The Company is not now, and after sale of the Securities to be sold by the Company hereunder and the application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds," will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (z) (i) To the best of the Company's knowledge, the Company, its subsidiaries, the Properties and the operations conducted thereon comply and heretofore have complied with all applicable Environmental Laws, and no expenditures are required or advisable to maintain or achieve such compliance and except as is disclosed in the Environmental Reports (defined below) and except for circumstances and expenditures that have not and will not likely have a material adverse effect on the relevant Property.

                  (ii) Neither the Company nor any of its subsidiaries has at any time and, to the best of the Company's knowledge, no other party has at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as defined below) on, to, under or from the Properties, except as disclosed in environmental site assessment reports obtained by the Company on or before the date of the Prospectus in connection with the purchase of any of the Properties and provided to the Underwriters or their counsel (collectively, the "Environmental Reports") and except for those circumstances that have not had and will not have a material adverse effect on the relevant Property. Neither the Company nor any of its subsidiaries intends to use the Properties or any subsequently acquired properties for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials.

                  (iii) To the best of the Company's knowledge, no seepage,
            leak, escape, leach, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into any surface water, groundwater, soil, air or other media on or adjacent to the Properties has occurred, is occurring or is reasonably expected to occur, except as is disclosed in the Environmental Reports and except for those circumstances not likely to have a material adverse effect on the relevant Property.

                  (iv) Neither the Company nor any of its subsidiaries has
            received notice from any Governmental Authority or other person of, or has knowledge of, any occurrence or circumstance which, with notice, passage of time, or failure to act, would give rise to any material claim under or pursuant to any Environmental Law or under common law pertaining to Hazardous Materials on or originating from the existing Properties or any act or omission of any party with respect to the existing Properties, except as disclosed in the Environmental Reports.

                  (v) To the best of the Company's knowledge, none of the
            Properties is included or proposed for inclusion on any federal, state, or local lists of sites which require or might require environmental cleanup, including, but not limited to, the National Priorities List or CERCLIS List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency or any analogous state list.

            As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos, polychlorinated biphenyls ("PCBs"), petroleum products and by-products and substances defined or listed as "hazardous substances," "toxic substances," "hazardous waste," or "hazardous materials" in any Federal, state or local Environmental Law.

            As used herein, "Environmental Law" shall mean all laws, common law duties, regulations or ordinances (including any orders or agreements) of any Federal, state or local governmental authority having or claiming jurisdiction over any of the Properties (a "Governmental Authority") that are designed or intended to protect the public health and the environment or to regulate the handling of Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.) ("CERCLA"), the Hazardous Material Transportation Act, as amended (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. Section 1251 et seq.), and the Clean Air Act, as amended (42 U.S.C. Section 7401 et seq.), and any and all analogous future federal or present or future state or local laws.

            (aa) The Company is organized in conformity with the requirements for qualification as a real estate investment trust under Sections 856 through 860 of the Code and the rules and regulations thereunder. As of the close of every taxable year during the Company's existence, the Company has had no earnings and profits accumulated in a non-REIT year within the meaning of
Section 857(a)(3)(B) of the Code. The Company's past and proposed method of operation have enabled it, and will enable it, to meet the requirements for taxation as a REIT under the Code.

            (bb) Each of the Company's corporate subsidiaries, except its taxable REIT subsidiary, is in compliance with all requirements applicable to a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code and all applicable regulations under the Code, and the Company is not aware of any fact that would negatively impact such qualifications.

            (cc) The Company and each of its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged and the value of their properties. All policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect. The Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. Neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for, and the Company does not have any reason to believe that the Company and each of its subsidiaries will not be able to renew its respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not materially and adversely affect the condition (financial or otherwise), business, prospects, net worth or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in the Prospectus.

            (dd) The Company and its subsidiaries have title insurance on each of the Properties in an amount at least equal to the greater of: (a) the cost of acquisition of such property; or (b) the replacement cost of the improvements located on such property.

            (ee) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring and of such subsidiary's assets or property to the Company or any other subsidiary of the Company, except as described in the Prospectus.

            (ff) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

            (gg) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate. Each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. Neither the Company nor any of its subsidiaries has incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

            (hh) The execution and delivery of, and the performance by the Company of its obligations under (a) the purchase agreement (the "WorldCom Purchase Agreement") executed in connection with the proposed purchase of the properties located at 601 and 701

South 12th Street, Arlington, Virginia 22201-4202 (including any related parking facility) (together, the "WorldCom Properties") and (b) the proposed lease agreement (the "WorldCom Lease Agreement" and together with the WorldCom Purchase Agreement, and the other agreements and documents executed or to be executed in connection therewith, the "WorldCom Agreements") governing the lease of the WorldCom Properties to the government of the United States of America, have been duly and validly authorized by the Company, and the WorldCom Agreements have been duly executed and delivered by the Company and, assuming approval by the bankruptcy court exercising jurisdiction over the sale of the WorldCom Properties, constitute valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms. Upon closing of the offering of common stock contemplated by this Agreement, the Company has sufficient capital resources to complete its obligations under the WorldCom Agreements.

            7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter, within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, the Preliminary Prospectus, if any, or the Prospectus, or in any amendment thereof or supplement thereto; or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(iii) arise out of or are based upon a breach of the representations and warranties in this Agreement. The Company agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case arising in connection with this Section 7 to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

               (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter in writing specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Prospectus is set forth in Section 12 of this Agreement.

               (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party: (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if: (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise, or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

               (d) In the event that the indemnity provided in paragraph (a) or
(b) of this Section 7 is unavailable to, or insufficient to hold harmless, an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and by the Underwriters, on the other, from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things: (i) whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, on the one hand, or the Underwriters, on the other; (ii) the intent of the parties and their relative knowledge; (iii) access to information; and (iv) the opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Securities hereunder are subject to the following conditions:

            (a) (i) If, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the registration statement to be declared effective before the offering of the Securities may commence, such post-effective amendment shall have become effective not later than 5:30 P.M., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by the Underwriters; (ii) no stop order suspending the effectiveness of the registration statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, threatened by the Commission; and (iii) any request of the Commission for additional information (to be included in the registration statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters.

            (b) Subsequent to the effective date of this Agreement, or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto) and the Prospectus (exclusive of any amendment thereof), there shall not have occurred: (i) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business, properties, net worth, or results of operations of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), the effect of which, in the sole judgment of the

Underwriters, is so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendments thereto) and the Prospectus (exclusive of any supplement thereto); or (ii) any event or development relating to or involving the Company and its subsidiaries or any officer or director of the Company and its subsidiaries which makes any statement made in the Prospectus untrue or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein, or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in the opinion of the Underwriters, adversely affect the market for the Securities.

            (c) The Underwriters shall have received on the Closing Date, an opinion of Shaw Pittman, LLP, counsel for the Company, dated the Closing Date and addressed to the Underwriters, to the effect that:

                (i) The Company and each of its material subsidiaries: (x) is a corporation, partnership or trust duly incorporated and validly existing in good standing under the laws of its state of formation, with full corporate, partnership or trust power, as applicable, and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto); and, (y) based solely on certificates of public officials and officers of the Company and each of its material subsidiaries, are duly registered and qualified to conduct their business; and (z) are in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries;

                (ii) The Company has no material subsidiaries other than those set forth on Schedule III hereto, and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business association (other than the general partner interest of Net Lease Realty III, Inc. in Net Lease Institutional Funding, L.P.). The issued shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned legally and beneficially by the Company and, to the knowledge of such counsel, after due inquiry, free and clear of any security interests, liens, encumbrances, equities or claims;

                (iii) The authorized capital stock and debt securities of the
            Company conform in all material respects as to legal matters to the description thereof contained in the Prospectus under the captions "Description of Debt Securities," "Description of Preferred Stock," "Description of Depositary Shares," "Description of Common Stock" "Description of Common Stock Warrants" in the Base Prospectus and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

                (iv) All the shares of capital stock of the Company outstanding prior to the issuance of the Securities have been duly authorized and validly issued, and are fully paid and nonassessable;

                (v) The Securities have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of preemptive rights under Maryland General Corporation law;

                (vi) No holder of securities of the Company is entitled to have such securities registered under the Registration Statement which right has not been waived in connection with the transactions contemplated by this Agreement;

                (vii) The form of certificates for the Securities conform to the requirements of the Maryland General Corporation Law, if any;

                (viii) The Registration Statement has become effective under the
            Act; any required filing of the Basic Prospectus, any Preliminary Prospectus or the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe: (A) that on the effective date of the registration statement, or as of the date hereof, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or (B) that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information, contained therein, as to which such counsel need express no opinion);

                (ix) The Company has the corporate power and authority to enter into this Agreement and to issue, sell and deliver the Securities to the Underwriters as provided herein. This Agreement has been duly authorized, executed and delivered by the Company and are valid, legal and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as enforcement of rights to indemnity and contribution hereunder may be limited by Federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally, and by general equitable principles when applied by a court of law or equity;

                (x) Neither the Company nor any of its subsidiaries is: (A) in violation of its respective articles of incorporation or by-laws; or
            (B) in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness set forth on Schedule A attached to such opinion, except as may be disclosed in the Prospectus;

                (xi) Neither the issue, offer, sale or delivery of the
            Securities, the execution, delivery or performance by the Company of this Agreement, compliance by the Company with the provisions hereof nor consummation by the Company of the transactions contemplated hereby (including the application of the proceeds from the sale of the Securities): (A) conflicts or will conflict with or constitutes or will constitute or result in a breach of, or a default under, (1) the articles of incorporation or by-laws of the Company or any of its subsidiaries or (2) any agreement, indenture, lease or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any properties of the Company or any of its subsidiaries is bound (x) that is an exhibit to the Registration Statement or (y) which is known to such counsel; or (B) results or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries, pursuant to any agreement, indenture, lease, mortgage, deed of trust or other instrument, agreement, obligation, condition or covenant to which the Company or any of its subsidiaries is bound or a party or to which any properties of the Company or any of its subsidiaries is subject; or (C) violates or will violate any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties;

                (xii) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company (except as have been obtained under the Act or such as may be required under state securities or blue sky laws governing the purchase and distribution of the Securities) for the valid issuance and sale of the Securities to the Underwriters as contemplated by this Agreement;

                (xiii) (A) The Registration Statement and the Prospectus, and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion), comply as to form in all material respects with the requirements of the Act; and
            (B) each of the Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which counsel need not express any opinion) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder;

                (xiv) To the knowledge of such counsel, after due inquiry, there is no action, suit or proceeding pending or threatened by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or any of its or their property of a character required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto), and there are no agreements, contracts, indentures, leases or other instruments or documents that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed or incorporated by reference as an exhibit to the Registration Statement or any Incorporated Document that are not described, filed or incorporated as required, as the case may be;

                (xv) To the knowledge of such counsel, after due inquiry,
            neither the Company nor any of its subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or its subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or its subsidiaries;

                (xvi) Such counsel is not aware of any certificates,
            authorizations, licenses or permits required by any federal regulatory authority which are necessary for the Company and/or its subsidiaries to conduct their respective businesses other than any such certificates, authorizations, licenses or permits which have been obtained. To the knowledge of such counsel, neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any certificate, authorization, license or permit issued by any federal, state, municipal or foreign regulatory authority which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company or its subsidiaries;

                (xvii) The Securities have been approved for listing on the New
            York Stock Exchange, subject to official notice of issuance;

                (xviii) The Company is not subject to registration as an
            investment company under the Investment Company Act of 1940, as amended, and the transactions contemplated by this Agreement will not cause the Company to become an investment company subject to registration under the Investment Company Act of 1940, as amended;

                (xix) Commencing with the Company's initial taxable year, the
            Company has qualified as a REIT under the Code for all taxable years ending on or before December 31, 2002, and its past and proposed method of operation will enable it to qualify as a REIT under the Code for its taxable year ending on December 31, 2003; and each of the Company's corporate subsidiaries (other than its taxable REIT subsidiary) is a "qualified REIT subsidiary" within the meaning of
            Section 856(i) of the Code;

                (xx) To the knowledge of such counsel, after due inquiry, (A)
            Neither the Company nor any of its subsidiaries is in violation of any federal law or regulation relating to occupational safety and health or to the environment, including, without limitation, the storage, handling, transportation or disposal of hazardous or toxic materials; (B) the Company and its subsidiaries have received all permits, registrations, licenses and other approvals required of them under applicable federal occupational safety and health and environmental laws and regulations to conduct their respective businesses; and (C) the Company and each of its subsidiaries is in compliance with all terms and conditions of any such permit, registration, license or approval, except any such violation of law or regulation, failure to receive required permits, registrations, licenses or other approvals or failure to comply with the terms and conditions of such permits, registrations, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company or its subsidiaries;

                (xxi) The statements in the Prospectus, insofar as they are descriptions of contracts or agreements or constitute statements of law or legal conclusions, are accurate and present fairly the information required to be shown in all material respects;

                (xxii) Except as disclosed in the Prospectus, no holders of securities have rights to the registration of such securities under the Registration Statement;

                (xxiii) The execution and delivery of, and the performance by the Company of its obligations under (a) the purchase agreement (the "WorldCom Purchase Agreement") executed in connection with the proposed purchase of the properties located at 601 and 701 South 12th Street, Arlington, Virginia 22201-4202 (including any related parking facility)(together, the "WorldCom Properties") and (b) the proposed lease agreement (the "WorldCom Lease Agreement" and together with the WorldCom Purchase Agreement, and the other agreements and documents executed or to be executed in connection therewith, the "WorldCom Agreements") governing the lease of the WorldCom Properties to the government of the United States of America, have been duly and validly authorized by the Company, and the WorldCom Agreements have been duly executed and delivered by the Company and, assuming approval by the bankruptcy court exercising jurisdiction over the sale of the WorldCom

            Properties, constitute valid and legally binding agreements of the Company, enforceable against the Company in accordance with their terms; and

                (xxiv) Although counsel has not undertaken, except as otherwise indicated in its opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all Incorporated Documents), and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement (including the Incorporated Documents), at the time the Registration Statement became effective, or the Prospectus, as of its date and as of the Closing Date or the Closing Date of the Additional Securities contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of the Closing Date or the Closing Date of the Additional Securities, as the case may be contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial data included in the Registration Statement or the Prospectus or any Incorporated Document).

            (d) The Underwriters shall have received on the Closing Date an opinion of Hunton & Williams LLP, counsel for the Underwriters, dated the Closing Date and addressed to the Underwriters, with respect to the matters referred to in clauses (x) and (xv)(A) of the foregoing paragraph (c) and such other related matters as the Underwriters may request.

            (e) The Underwriters shall have received letters addressed to the Underwriters and dated the date hereof and the Closing Date from KPMG LLP, independent certified public accountants, substantially in the forms heretofore approved by the Underwriters.

            (f) (A) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (B) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt (including any off-balance sheet activities or transactions) of the Company and its subsidiaries (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (C) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company or its subsidiaries; (D) the Company and its subsidiaries shall not have any liabilities or obligations (financial or otherwise), direct or contingent (whether or not in the ordinary course of business), that are material to the Company or its subsidiaries, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (E) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, provided, that, for purposes of the representations and warranties to be made as of the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to the Underwriters), to the effect set forth in this Section 8(f) and in Section 8(g) hereof.

            (g) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder or under the Indenture, at or prior to the Closing Date.

            (h) Prior to the Closing Date the Securities shall have been listed subject to notice of issuance, on the New York Stock Exchange.

            (i) The Company shall have furnished or caused to be furnished to the Underwriters such further certificates and documents as the Underwriters shall have requested.

            All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Underwriters and their counsel.

            Any certificate or document signed by any officer of the Company and delivered to the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company to each Underwriter as to the statements made therein.

            If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled by the Underwriters at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

            The documents required to be delivered by this Section 8 shall be delivered at the offices of Hunton & Williams LLP, counsel for the Underwriters, at Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219 on the Closing Date.

         9. Expenses. The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Company of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the registration statement (including financial statements and exhibits thereto), each Preliminary Prospectus, if any, the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, each Preliminary

Prospectus, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or other taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental blue sky memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the listing of the Shares on the New York Stock Exchange; (vi) the registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental blue sky memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; and (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

         10. Effective Date of Agreement. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the registration statement to be declared effective before the offering of the Securities may commence, when notification of the effectiveness of such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying the Underwriters, or by the Underwriters, by notifying the Company.


             If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of Firm Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Firm Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the nondefaulting Underwriters shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting

Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

             Any notice under this Section 10 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

             (a) Termination of Agreement. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, without liability on the part of any Underwriter to the Company, by notice to the Company, if, prior to the Closing Date or any Closing Date for the Additional Securities (if different from the Closing Date and then only as to the Additional Securities) as the case may be: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges or the Nasdaq National Market; (ii) there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change; or (iii) a general moratorium on commercial banking activities in New York or Florida shall have been declared by either federal or state authorities; or (iv) the Company or any of its subsidiaries shall have sustained a substantial loss by fire, flood, accident or other calamity which renders it impracticable, in the reasonable judgment of the Underwriter, to consummate the sale of the Securities and the delivery of the Securities by the Underwriter at the initial public offering price; or (v) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto) or to enforce contracts for the resale of the Securities by the Underwriters. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

         11. Information Furnished by the Underwriters. The statements in the third, eighth and ninth paragraphs under the caption "Underwriting" in the Prospectus Supplement, constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 6(b) and 7 hereof.

         12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in
Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 9 hereof shall survive the termination or cancellation of this Agreement.

         13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General

Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to the office of the Company at 450 S. Orange Street, Suite 900, Orlando, Florida 32801, (fax no. 407-650-1011) Attention:
James M. Seneff, Jr., Chairman and Chief Executive Officer.

         14. Successors. This Agreement has been made solely for the benefit of the several Underwriters, the Company, its directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in
Section 7 hereof, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Securities in his status as such purchaser.

         15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York without giving effect to the conflict or choice of laws principles thereof.

         16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

         17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

         18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                               Very truly yours,

                                               COMMERCIAL NET LEASE REALTY, INC.


                                               By: /s/ Kevin B. Habicht
                                                  ------------------------------
                                               Name:   Kevin B. Habicht
                                                    ----------------------------
                                               Title:  Chief Financial Officer
                                                     ---------------------------



         The foregoing Agreement is hereby confirmed and accepted as of the date on the first page hereof.

                                               CITIGROUP GLOBAL MARKETS INC.


                                               By: /s/ Douglas W. Sesler
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                               WACHOVIA CAPITAL MARKETS, LLC


                                               By: /s/ J. Brit Stephens
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


         For themselves and the other several Underwriters named in Schedule I to the foregoing Agreement.

                                   SCHEDULE I

                        COMMERCIAL NET LEASE REALTY, INC.


                                                                                NUMBER OF UNDERWRITTEN
                   UNDERWRITERS                                               SECURITIES TO BE PURCHASED
                   ------------                                               --------------------------
Citigroup Global Markets Inc.                                                       $3,220,000
Wachovia Capital Markets, LLC                                                          980,000
A.G. Edwards & Sons, Inc.                                                              700,000
Legg Mason Wood Walker, Incorporated                                                   700,000
                                                                                    ----------
         Total                                                                      $5,600,000

                                   SCHEDULE II

                        COMMERCIAL NET LEASE REALTY, INC.

Persons Subject to Lock-Up:

Robert A. Bourne
Gary M. Ralston
James M. Seneff, Jr.
Kevin B. Habicht
Julian E. Whitehurst
Dennis E. Tracy
David W. Cobb

                                    EXHIBIT A

                                       TO

                                   SCHEDULE II

                            FORM OF LOCK-UP AGREEMENT

                          [LETTERHEAD EXECUTING PARTY]


                        Commercial Net Lease Realty, Inc.
                         Public Offering of Common Stock


                                                                   July 25, 2003

Citigroup Global Markets Inc.
Wachovia Capital Markets, LLC
As Representatives of the several Underwriters, c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Commercial Net Lease Realty Inc., a Maryland corporation (the "Company"), and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $0.01 par value (the "Common Stock"), of the Company.

         In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of the Underwriting Agreement, other than shares of Common Stock disposed of as bona fide gifts approved by Citigroup Global Markets Inc.

         If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                                            Yours very truly,

                                                            [SIGNATURE]
                                                            [NAME AND ADDRESS]

                                  SCHEDULE III

                              LIST OF SUBSIDIARIES


                   NAME OF SUBSIDIARY
                   ------------------

Net Lease Realty I, Inc.
Net Lease Realty II, Inc.
Net Lease Realty III, Inc.
Net Lease Realty IV, Inc.
CNLR Ster Florida, LLC
CNLR Ster Texas L.P.
CNLR Ster Richmond Virginia, LLC
CNLR Ster Glendale Arizona, LLC
CNLR Ster Paradise Valley Arizona, LLC
Net Lease Funding, Inc.
Hollywood CNLR, LLC
Commercial Net Lease Realty Trust
CNLR Ster Toledo Ohio, LLC
CNLR Texas Opportunity, L.P.
CNLR GP Corp.
CNLR LP Corp.
CNLR Texas GP Corp.
Commercial Net Lease Realty Services, Inc.
RE-Stores, Inc.
CNLRS Funding, Inc.
CNLRS Exchange I, Inc.
NorthStar Brokerage Services, Inc.
LHC-Memphis/Germantown, LLC
CNLRS Equity Ventures, Inc.
Eck-St. Joseph MO, LLC
Net Lease Realty VI, LLC
CNLR Plantation BT, LLC
CNLRS Mortgage Capital, Inc.
CNLRS Acquisitions, Inc.
CNLRS Acquisitions I, LLC
Gator Columns, LLC






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